Exhibit 99.1

This news release constitutes a “designated news release” for the purposes of Canopy Growth’s prospectus supplement dated August 29, 2025 to its short form base shelf prospectus dated June 5, 2024

All financial amounts in this press release are expressed in Canadian dollars.

Canopy Growth to Acquire MTL Cannabis;
Transaction Expected to Create Canada’s Leading Medical Cannabis Business and Enhance Capacity to Serve Growing International Demand

Highly accretive business combination expected to generate significant run-rate synergies of approximately $10 million within 18 months

Strengthens Canopy Growth’s presence in Québec with an opportunity to expand national distribution of MTL’s high-quality, budtender-recommended product portfolio2

MTL’s core management team is expected to join Canopy Growth to drive cultivation excellence and enhance the Company’s product quality and operational performance

Implied consideration of $0.91 per MTL Share based on the closing price of Canopy Growth Shares on the TSX as of December 12, 2025. Represents a 45% premium to the average 20-day VWAP of MTL Shares on the CSE as of December 12, 2025

SMITHS FALLS, ON and POINTE-CLAIRE, QC— December 15, 2025 — Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC) and MTL Cannabis Corp. (“MTL Cannabis” or “MTL”) (CSE: MTLC) (OTCQX: MTLNF) are pleased to announce that they have entered into a definitive arrangement agreement (the “Arrangement Agreement”) pursuant to which Canopy Growth will acquire all of the issued and outstanding common shares of MTL (the “MTL Shares”) and will settle all debt and debt-like instruments owed by MTL, in a transaction valued at approximately $125 million on a fully-diluted equity basis (the “Transaction”) and approximately $179 million on an enterprise value (“TEV”) basis. Under the terms of the Arrangement Agreement, each shareholder of MTL (an “MTL Shareholder”) will receive fixed consideration for each MTL Share equal to: (i) 0.32 of a common share of Canopy Growth (each whole share, a “Canopy Growth Share”), and (ii) $0.144 in cash.

MTL was founded by Québec-based entrepreneurs and brothers, Richard and Michel Clément, who built the company around a deep commitment to cultivating high-quality cannabis flower. The quality of the cannabis products produced by MTL’s disciplined, craft-driven cultivation approach has earned national recognition, including being named Canada’s #1 budtender-recommended brand in a 2024 Brightfield Study1. MTL brings proven operations excellence, loyal consumer demand, and a track record of producing cannabis that performs in market. Canopy Growth intends to leverage the expertise of the MTL team as it continues to elevate its cannabis product portfolio.

“MTL brings skilled operators, strong brands, and a profitable business that will strengthen our leadership in Canada’s medical market and deepens our presence in key Canadian adult-use markets, including Québec. Their cultivation expertise, combined with our national scale, positions us to improve product quality, expand supply, and accelerate our path to profitable growth. Together, we’re building a stronger, more competitive Canadian business for the long term,” said Luc Mongeau, Chief Executive Officer, Canopy Growth

1. Recognized as Canada’s #1 budtender-recommended brand in the 2024 Brightfield Study, Brightfield Group, Canadian Budtender Study 2024 (in partnership with O2O). Findings based on a survey of ~670 Canadian budtenders across multiple provinces in Canada.

“MTL was built on the idea that high-quality flower, grown with care and consistency, will always earn the trust of consumers and patients. Joining Canopy Growth gives us the platform to bring that philosophy to more Canadians. Our respective portfolios are highly complementary, and we see a strong opportunity to expand MTL’s reach through Canopy Growth’s national distribution and retail relationships. We’re incredibly proud of what our team has built and look forward to working with Canopy Growth to continue elevating Canadian cannabis,” said Richard Clément, Co-Founder and Chief Cultivation Officer, MTL Cannabis

Key Transaction Highlights

Expected to elevate Canopy Growth to the leading position in Canada’s medical cannabis market

MTL’s complementary patient network, strategically located clinics under the Canada House brand, and established online medical channel, Abba Medix, expands Canopy Growth’s ability to reach and support patients nationwide. With the addition of MTL, Canopy Growth’s Canadian medical cannabis business is expected to establish the combined company as the leading medical cannabis provider in Canada.

Leveraging MTL’s production assets to bolster flower supply for Canadian and international markets

Canopy Growth intends to fully integrate MTL’s cultivation and post-harvest assets into its supply chain. The resulting increase in high-quality flower supply is expected to enhance the Company’s ability to meet growing demand in the European medical cannabis market and support continued category growth in Canada.

Strengthens Canopy Growth’s presence in Québec, Canada’s second-largest cannabis market

The Transaction provides Canopy Growth with a more significant operational, brand and product footprint in Québec, including two cultivation facilities, as well as the high-quality cannabis flower and hash products sold under the MTL and Québec-exclusive R’Belle brands. The Transaction is expected to meaningfully enhance the Company’s ability to serve Québec’s adult-use consumers.

Improves Canopy Growth’s market ranking in core Canada adult-use product categories

MTL’s award-winning2, budtender-recommended brand portfolio3 holds #1 national market share in upper mainstream flower4 and #4 national market share in upper mainstream pre-roll joints (“PRJ”)5. The Transaction establishes a combined company with the #7 position in total adult-use cannabis market share6. Canopy Growth intends to leverage its broad distribution network and key relationships to expand the distribution of MTL’s flower, PRJ and hash product portfolio in British Columbia, Alberta, and Ontario.

2. Brand of the Year at the 2024 Grow Up Conference, Toronto, Canada

3. Recognized as Canada’s #1 budtender-recommended brand in the 2024 Brightfield Study, Brightfield Group, Canadian Budtender Study 2024 (in partnership with O2O). Findings based on a survey of ~670 Canadian budtenders across multiple provinces in Canada.

4. Calculated using the Company's internal proprietary market analysis tool that applies sales data supplied by third-party providers and government agencies (last 13 weeks ended November 2, 2025).

5. Calculated using the Company's internal proprietary market analysis tool that applies sales data supplied by third-party providers and government agencies (last 13 weeks ended November 2, 2025).

6. Calculated using the Company's internal proprietary market analysis tool that applies sales data supplied by third-party providers and government agencies (last 13 weeks ended November 2, 2025).

Accretive Transaction expected to support Canopy Growth’s goal of achieving positive adjusted EBITDA

Upon closing of the Transaction, MTL’s profitable, on an adjusted EBITDA basis, cash-generating business will be integrated into Canopy Growth’s ecosystem. MTL has previously reported net revenue of $84 million7, 51% gross margin before fair value adjustments8, and $11 million in operating cash flow9 in the trailing twelve-month period ended September 30, 2025 (“TTM period”). The Transaction is expected to achieve potential cost synergies estimated at approximately $10 million, on an annualized basis, over a period of 18 months, which are expected to be realized from anticipated operating efficiencies and corporate integration. With MTL’s reported strong gross margin performance and positive cash flow from operations10 and the anticipated post-Transaction cost synergies, the acquisition of MTL is expected to be materially accretive to Canopy Growth’s overall financial performance. Combined with the progress that Canopy Growth has made to reduce operating expenses during the fiscal year ended March 31, 2026, reported at over $20 million in expense reductions on an annualized basis as of the end of the six-month period ended September 30, 2025, the Company expects that the Transaction will support its goal of achieving positive adjusted EBITDA.

Strengthen Canopy Growth’s leadership capabilities through retention of key MTL management

The Company expects to retain core members of MTL’s leadership team, including its experience in cultivation and operations. MTL has proven expertise in high-quality flower production, genetics selection, supply chain management, and facility operations. This will complement Canopy Growth’s existing capabilities and reinforce operational discipline through integration and ongoing cultivation improvement.

Further Benefits to MTL Shareholders

MTL Shareholders receive attractive premium

The Transaction provides MTL Shareholders with a premium per MTL Share of approximately 45% based on the average 20-day volume weighted average trading price of the MTL Shares on the Canadian Stock Exchange and the Canopy Growth Shares on the Toronto Stock Exchange (the “TSX”) as of December 12, 2025.

Provides MTL Shareholders enhanced and effectively immediate liquidity

The equity component of the consideration payable pursuant to the Transaction allows MTL Shareholders to benefit from the significantly greater liquidity of Canopy Growth Shares relative to MTL Shares. Canopy’s average daily trading volume is in excess of $35 million per day, providing significant liquidity and monetizable value for MTL Shareholders.

7 TTM Net revenue is calculated using information provided in MTL’s financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca.

8 TTM Gross margin is calculated using information provided in MTL’s financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca.

9 TTM operating cash flow is calculated using information provided in MTL’s financial results reported for the three-month periods ended September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024 as disclosed in MTL’s financial statements filed under MTL’s profile on SEDAR+ at www.sedarplus.ca.

10 https://www.sedarplus.ca/csa-party/records/document.html?id=06ea4f728220b9b0bb9fa6ae051ba79c8e8162dd75d776b3f2d029eb870811f2, https://www.sedarplus.ca/csa-party/records/document.html?id=a471f82311c57574dd55869ee0f64c93f806880710f5ee0b42046815379c90b4

MTL Shareholders gain greater exposure to global cannabis market

Through the equity component of the consideration payable pursuant to the Transaction, MTL Shareholders receive exposure to Canopy Growth’s diversified global cannabis platform outside of Canada through principal operations in Europe and Australia and the highly differentiated, and indirect exposure, into the United States, the largest cannabis market in the world, through its unconsolidated, non-controlling interest in Canopy USA, LLC (“Canopy USA”).

Transaction Details

Pursuant to the terms of the Arrangement Agreement, MTL Shareholders will receive 0.32 of a Canopy Growth Share and $0.144 in cash in exchange for each MTL Share held. With 137 million MTL Shares outstanding on a fully-diluted basis as of December 12, 2025, the total consideration paid for all outstanding MTL Shares is approximately $125 million, not including the deemed value of up to 2,956,391 Canopy Growth Shares being issued under the Arrangement (as defined below) to certain former shareholders (the “MC Shareholders”) of Montreal Cannabis Medical, Inc. (“MC”), which will be subject to an 18-month restriction on transfer, in exchange for a release of all prior obligations owing to the former MC Shareholders in connection with MTL’s prior acquisition of MC.

The Transaction will be effected by way of a court-approved plan of arrangement under the Canada Business Corporations Act (the “Arrangement”), requiring the approval of (i) at least two-thirds of the votes cast by the MTL Shareholders; and (ii) a simple majority of the votes cast by MTL Shareholders excluding for this purpose the votes attached to MTL Shares owned and/or controlled by any MTL Shareholders required to be excluded under Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions, voting at a special meeting of shareholders to consider the Transaction expected to be held in the first calendar quarter of 2026.

In connection with the Transaction, Canopy Growth has entered into irrevocable voting support agreements with certain directors and officers and certain key shareholders of MTL Cannabis (the “Support and Lock-Up Agreements”), with such MTL Shareholders representing approximately 75% of the issued and outstanding MTL Shares. The Support and Lock-Up Agreements also contain a lock-up provision (the “Lock-Up”), pursuant to which each such key shareholder of MTL Cannabis has agreed, subject to limited exceptions, not to, among other things, sell, transfer or otherwise dispose of Canopy Growth Shares (or other Canopy Growth securities convertible or exercisable into Canopy Growth Shares) such key shareholder of MTL Cannabis receives pursuant to the Arrangement (the “Locked-Up Securities”) until (a) with respect to 10% of such Locked-Up Securities, three months after the effective date of the Arrangement (the “Effective Date”), with respect to 20% of the Locked-Up Securities, six months after the Effective Date, with respect to 20% of the Locked-Up Securities, nine months after the Effective Date, and with respect to 50% of the Locked-Up Securities, 12 months after the Effective Date. Approximately 72% of the Canopy Growth Shares to be issued for the issued and outstanding MTL Shares pursuant to the Arrangement are subject to the Lock-Up.

In addition, Canopy Growth entered into consulting agreements (the “Consulting Agreements”) with Richard and Michel Clément conditional upon closing of the Transaction. The Consulting Agreements provide for, among other things, the grant of certain performance stock units to each of Richard and Michel Clément in the amount of $2,000,000. Canopy Growth also entered into an employment agreement with Michael Perron, MTL’s Chief Executive Officer, pursuant to which Michael Perron will be appointed Chief Operating Officer of Canopy Growth upon closing of the Transaction and, subject to approval of the board of directors of Canopy Growth, provides for, among other things, the grant of (i) certain restricted stock units in the amount of $30,000; and (ii) certain options with an aggregate exercise price as of the date of grant of $20,000.

In addition to MTL Shareholder and court approvals, the Transaction is subject to applicable regulatory approvals including, but not limited to, TSX approval and approval under the Competition Act (Canada) and the satisfaction of certain other closing conditions customary in transactions of this nature. The Arrangement Agreement includes customary provisions, including non-solicitation, “fiduciary out” and “right to match” provisions as well as a termination fee of $4 million payable by MTL Cannabis to Canopy Growth in certain specified circumstances.

Assuming timely receipt of all necessary court, MTL Shareholder, regulatory and other third-party approvals and the satisfaction of all other conditions, closing of the Transaction is expected to occur before the end of February 2026.

A full description of the Transaction will be set forth in the management information circular of MTL Cannabis (the “Circular”), which will be mailed or made available to MTL Shareholders and filed with the Canadian securities regulators on SEDAR at www.sedarplus.ca.

Approvals and Recommendation

The Transaction was unanimously approved by the Board of Directors of Canopy Growth, as well as the Board of Directors of MTL Cannabis (with conflicted directors abstaining), following the unanimous recommendation of a special committee of the MTL Board of Directors (the “MTL Special Committee”). The MTL Special Committee and the Board of Directors unanimously recommended that MTL Shareholders vote in favour of the Transaction after determining the Transaction is fair to the MTL Shareholders and is in the best interests of MTL Cannabis.

Haywood Securities Inc. provided the MTL Cannabis Special Committee with an opinion that, as of December 14, 2025 and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth in such opinion, the consideration to be received by the MTL Shareholders pursuant to the Transaction is fair, from a financial point of view, to MTL Shareholders.

None of the securities to be issued pursuant to the Transaction have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, and any securities issuable in the Transaction are anticipated to be issued in reliance upon the exemption from such registration requirements provided by Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Advisors and Counsel

Canaccord Genuity Corp. is acting as exclusive financial advisor to Canopy Growth. Cassels Brock & Blackwell LLP and Paul Hastings LLP are acting as legal counsel to the Company.

Haywood Securities Inc. is acting as exclusive financial advisor to the MTL Special Committee and provided a fairness opinion to the MTL Special Committee. Farris, LLP is acting as legal counsel to MTL Cannabis.

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Canopy Growth Contacts

Media Contact:
Alex Thomas
Sr. Director, Communications

alex.thomas@canopygrowth.com

Investor Contact:
Tyler Burns
Director, Investor Relations
tyler.burns@canopygrowth.com

MTL Cannabis Contacts

Michael Perron

Chief Executive Officer

investors@mtlcannabis.ca

About Canopy Growth

Canopy Growth is a world-leading cannabis company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to consumers, Canopy Growth delivers innovative products from owned and licensed brands including Tweed, 7ACRES, DOJA, Deep Space, and Claybourne, as well as category defining vaporization devices by Storz & Bickel. In addition, Canopy Growth serves medical cannabis patients globally with principal operations in Canada, Europe and Australia.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through an unconsolidated, non-controlling interest in Canopy USA. Canopy USA’s portfolio includes ownership of Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with operations throughout the U.S. Northeast and Midwest, as well as ownership of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC, a leading North American edibles brand, and majority ownership of Lemurian, Inc., a California-based producer of high-quality cannabis extracts and clean vape technology.

At Canopy Growth, we’re shaping a future where cannabis is embraced for its potential to enhance well-being and improve lives. With high-quality products, a commitment to responsible use, and a focus on enhancing the communities where we live and work, we’re paving the way for a better understanding of all that cannabis can offer.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

About MTL Cannabis

MTL Cannabis Corp. is the parent company of MC, a licensed producer operating from a 76,000 sq ft licensed indoor grow facility in Pointe Claire, Québec; Abba Medix Corp., a licensed producer in Pickering, Ontario that operates a leading medical cannabis marketplace; IsoCanMed Inc., a licensed producer in Louiseville, Québec growing best-in-class indoor cannabis, in its 64,000 sq. ft. production facility; and Canada House Clinics Inc., operating clinics across Canada that work directly with primary care teams to provide specialized cannabinoid therapy services to patients suffering from simple and complex medical conditions.

As a flower-first company built for the modern street, MTL Cannabis uses proprietary hydroponic growing methodologies supported by handcrafted techniques to produce products that are truly craft for the masses. MTL Cannabis focuses on craft quality cannabis products, including lines of dried flower, pre-rolls and hash marketed under the "MTL Cannabis", "Low Key by MTL" and "R'belle" brands for the Canadian market through nine distribution arrangements with various provincial cannabis distributors. MTL Cannabis has also developed several export channels for bulk and unbranded Good Agricultural and Collection Practice quality cannabis.

It is MTL's goal for Abba Medix Corp. to become the leading distributor of medical cannabis in Canada and for Canada House Clinics to be the leading Canadian provider of medical cannabis clinic services.

For further information, please visit www.mtlcorp.ca/ or the Company's public filings at www.sedarplus.ca.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Canopy Growth, MTL or their respective subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this press release. Examples of such statements include statements with respect to the timing and outcome of the Arrangement, the anticipated benefits of the Transaction, the retention of MTL’s core management team, the estimated potential synergies as a result of the Transaction, the anticipated timing of the MTL special meeting of shareholders and the closing of the Transaction, the satisfaction or waiver of the closing conditions set out in the Arrangement Agreement, including receipt of all regulatory approvals. Certain of the forward-looking statements contained herein concerning the industries in which Canopy Growth and MTL conduct business are based on estimates prepared using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which management of Canopy Growth and MTL believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which Canopy Growth and MTL conduct business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including risks relating to the dilutive impact of the Transaction and future resales of Canopy Growth Shares in the public market by the MTL Shareholders, which may negatively affect Canopy Growth Shares’ stock price; assumptions as to the time required to prepare and mail meeting materials to MTL Shareholders; the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary regulatory, court and MTL Shareholder approvals; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Transaction; the prompt and effective integration of Canopy Growth’s and MTL’s businesses and the ability to achieve the anticipated synergies contemplated by the Transaction; inherent uncertainty associated with financial or other projections; risks related to the value of Canopy Growth Shares to be issued pursuant to the Transaction; the diversion of management time on Transaction-related issues; risks relating to the overall macroeconomic environment, which may impact customer spending, costs and margins, including tariffs (and related retaliatory measures); the levels of inflation, and interest rates; expectations regarding future investment, growth and expansion of Canopy Growth’s and MTL’s operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; additional dilution; political risks and risks relating to regulatory change, including with respect to reimbursement rates in the medical cannabis market; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws, regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of Canopy Growth filed with Canadian securities regulators and available under Canopy’s profile on SEDAR+ at www.sedarplus.ca and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and the risk factor discussed under the heading “Item 1A. Risk Factors” in the Company’s Form 10-Q for the quarterly period ended September 30, 2025, and in the public filings of MTL filed with Canadian securities regulators and available under MTL’s profile on SEDAR+ at www.sedarplus.ca.

In respect of the forward-looking statements and information concerning the anticipated benefits and completion of the Transaction and the anticipated timing for completion of the Transaction, Canopy Growth and MTL have provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although Canopy Growth and MTL believe that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this press release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although Canopy Growth and MTL have attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this press release are made as of the date of this press release and Canopy Growth and MTL do not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this notice regarding forward-looking statements.

MTL Cannabis prepares its financial statements in accordance with international financial reporting standards (“IFRS”) whereas Canopy Growth prepares its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). There are differences in the reporting frameworks between IFRS and U.S. GAAP and accordingly, the financial statements of MTL Cannabis may not be comparable with those of Canopy Growth.